UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2007

CMGI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23262	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street

Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

On June 18, 2007, CMGI, Inc. (the “Corporation”) entered into a letter agreement with Peter L. Gray, Executive Vice President, General Counsel and Secretary of the Corporation (the “Letter Agreement”) pursuant to which Mr. Gray’s annual base salary was increased to $300,000 effective June 18, 2007 and Mr. Gray’s target bonus for fiscal 2007 will be 50% of base salary earned in fiscal 2007. In addition, effective June 18, 2007, Mr. Gray was awarded 50,000 shares of restricted common stock of CMGI. Such restricted shares are subject to forfeiture provisions which will lapse as to 33 1/3% of the total number of shares subject to the grant on each of the first three anniversaries of the grant date. The foregoing description is subject to, and qualified in its entirety by, the Letter Agreement filed as an exhibit hereto and incorporated herein by reference.

Item 8.01	Other Events

Form of Restricted Stock Agreement

The Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of the Corporation administers, among other things, the Corporation’s 2000 Stock Incentive Plan and 2004 Stock Incentive Plan (the “Plans”). On June 6, 2007, the Committee approved revised forms of the restricted stock agreement for use under the Plans, which revised forms provide that participants may satisfy tax obligations by delivery of shares of Common Stock to the Corporation, in accordance with the terms of the Plans. All of the Corporation’s employees (including executive officers), directors, consultants and advisors are eligible to be granted stock options and restricted stock awards under the Plans. The form of restricted stock agreement for usage under the Plans is filed as an exhibit hereto and is incorporated herein by reference.

Long Term Disability Benefits

In addition, on June 6, 2007 the Committee approved a modification to the Corporation’s long term disability benefits, effective August 1, 2007, to increase the maximum monthly benefit from $15,000 to $25,000 for each of the Corporation’s executives, including each of its Named Executive Officers (other than Joseph C. Lawler).

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Letter Agreement, dated June 18, 2007, by and between the Corporation and Peter L. Gray.

99.2	Form of Restricted Stock Agreement for usage under the Corporation’s 2000 Stock Incentive Plan and 2004 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CMGI has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMGI, Inc.

	By:	/s/ Steven G. Crane
Date: June 20, 2007		Steven G. Crane
Chief Financial Officer and Treasurer